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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                                February 21, 2001

                Date of Report (date of earliest event reported)
                         COMMUNITY HEALTH SYSTEMS, INC.

--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

Delaware                                001-15925                     13-3893191
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)


                          155 Franklin Road, Suite 400
                           Brentwood, Tennessee 37027
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (615) 373-9600

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits
    99.1 Press release of Community Health Systems, Inc. dated February 21, 2001


ITEM 9.  REGULATION FD DISCLOSURE

    On February 21, 2001, the Company issued a press release announcing its fourth quarter 2000 and year ended December 31, 2000 operating results. A copy of the press release is attached hereto as Exhibit 99.1 and the contents of the exhibit are incorporated herein by reference.

    The table following this narrative sets forth selected information concerning the projected quarterly and annual consolidated operating results of Community Health Systems, Inc. (the "Company") for the year ending December 31, 2001. The projections for 2001 are based on the Company's historical operating performance, current trends and other assumptions that the Company believes are reasonable at this time.

    The projections set forth in the table constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Although the Company believes that these forward-looking statements are based on reasonable assumptions, these assumptions are inherently subject to significant economic and competitive uncertainties and contingencies which are difficult or impossible to predict accurately and are beyond the control of the Company. Accordingly, the Company can not give any assurance that its expectations will in fact occur and cautions that actual results may differ materially from those in the forward-looking statements. A number of factors could affect the future results of the Company or the healthcare industry generally and could cause the Company's expected results to differ materially from those expressed in this filing. These factors include, among other things:

- general economic and business conditions, both nationally and in the regions in which we operate;

-   demographic changes;

- existing governmental regulations and change in, or the failure to comply with, governmental regulations or our corporate compliance agreement;

-   legislative proposals for healthcare reform;

- our ability, where appropriate, to enter into managed care provider arrangements and the terms of these arrangements;

-   changes in Medicare and Medicaid payment levels;

-   liability and other claims asserted against us;

-   competition;

-   our ability to attract and retain qualified personnel, including physicians;

-   trends toward treatment of patients in lower acuity healthcare settings;

-   changes in medical or other technology;

                                       1

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-   changes in generally accepted accounting principles;

- the availability and terms of capital to fund additional acquisitions or replacement facilities; and

-   our ability to successfully acquire and integrate additional hospitals.

    The quarterly and annual consolidated operating results for the year ended December 31, 2000, do not necessarily indicate the results that may be expected for any future quarter or for any fiscal year.

    The Company cautions that the quarterly and annual projections for 2001 set forth below are given as of the date hereof based on currently available information. The Company is not undertaking any obligations to update these projections as conditions change or other information becomes available.

The following is provided as guidance to analysts and investors:

YEAR ENDING DECEMBER 31, 2001 PROJECTION RANGE:
Net operating revenue (in millions)                             $1,550 to $1,590

Adjusted EBITDA (in millions)                                     $300 to $306

Net income per share - diluted                                   $0.42 to $0.46

Same hospitals admissions growth                                    4% to 5%

Routine capital expenditures (in millions)                         $50 to $70

Acquisitions of new hospitals                                        2 to 3


NET INCOME PER SHARE - DILUTED ESTIMATE BY QUARTER:
1st quarter ending 3/31/01                                       $0.11 to $0.12

2nd quarter ending 6/30/01                                       $0.09 to $0.10

3rd quarter ending 9/30/01                                       $0.08 to $0.09

4th quarter ending 12/31/01                                      $0.14 to $0.15

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 21, 2001               COMMUNITY HEALTH SYSTEMS, INC.
                                             (Registrant)


                               By:  /s/ Wayne T. Smith
                                    --------------------------------------
                                    Wayne T. Smith
                                    President and Chief Executive Officer
                                    (principal executive officer)


                               By:  /s/ W. Larry Cash
                                    --------------------------------------
                                    W. Larry Cash
                                    Executive Vice President and Chief
                                    Financial Officer
                                    (principal financial officer)


                               By:  /s/ T. Mark Buford
                                    --------------------------------------
                                    T. Mark Buford
                                    Vice President and Corporate Controller
                                    (principal accounting officer)


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Index to Exhibits Filed with the Current Report on Form 8-K Dated
February 21, 2001

    Exhibit Number                            Description
----------------------------      -----------------------------------------
         99.1                      Press Release dated February 21, 2001